UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2021

Date of Report (Date of earliest event reported)

Chardan Healthcare Acquisition 2 Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39271	83-3169838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, 21st Floor New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHAQ	NYSE American, LLC
Warrants	CHAQW	NYSE American, LLC
Units	CHAQU	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in Solicitation

Chardan Healthcare Acquisition 2 Corp. (“CHAQ”) and Renovacor, Inc. (“Renovacor”) and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CHAQ’s stockholders in connection with the proposed transaction. Information about CHAQ’s directors and executive officers and their ownership of CHAQ’s securities is set forth in CHAQ’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including CHAQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021. To the extent that holdings of CHAQ’s securities have changed since the amounts printed in CHAQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the below paragraph.

Additional Information and Where to Find It

This document relates to a proposed transaction between Renovacor and CHAQ. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CHAQ intends to file a proxy statement, which will be sent to all CHAQ and Renovacor stockholders. CHAQ also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CHAQ AND RENOVACOR ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by CHAQ through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CHAQ may be obtained free of charge from CHAQ’s website at https://www.chardanhealthcarespac.com/ or by written request to CHAQ at Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, with respect to the proposed transaction between Renovacor and CHAQ, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, Renovacor’s products under development and the markets in which it intends to operate, and Renovacor’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CHAQ’s securities, (ii) the risk that the transaction may not be completed by CHAQ’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CHAQ, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of CHAQ and Renovacor, the satisfaction of the minimum trust account amount following redemptions by CHAQ’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Renovacor’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Renovacor and potential difficulties in Renovacor employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Renovacor or against CHAQ related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of CHAQ’s securities on the New York Stock Exchange, (x) the price of CHAQ’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Renovacor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Renovacor’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns in the highly competitive additive manufacturing industry, (xiii) the impact of legislative, regulatory, competitive and technological changes to Renovacor’s business or product candidates, and (xiv) expectations for future clinical trials, the timing and potential outcomes of clinical studies and interactions with regulatory authorities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CHAQ’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy statement discussed above and other documents filed by CHAQ from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Renovacor and CHAQ assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Renovacor nor CHAQ gives any assurance that either Renovacor or CHAQ will achieve its expectations.

Item 1.01. Entry Into A Material Definitive Agreement.

Merger Agreement

On March 22, 2021, Chardan Healthcare Acquisition 2 Corp., a Delaware corporation (“CHAQ”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among CHAQ, CHAQ2 Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of CHAQ (“Merger Sub”), and Renovacor, Inc., a Delaware corporation (“Renovacor”).

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of CHAQ and Renovacor.

The Business Combination

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) Merger Sub will merge with and into Renovacor, with Renovacor as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of CHAQ (the “Merger”) and, in connection with the Merger, (ii) CHAQ’s name will be changed to Renovacor, Inc. The Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by CHAQ’s stockholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

At the closing of the Business Combination (the “Closing”), an aggregate of 6,500,000 shares of CHAQ common stock, par value $0.0001 per share (“CHAQ Common Stock”), will be issued to equityholders of Renovacor as of immediately prior to the Closing in respect of all of the equity interests of Renovacor (the “Aggregate Merger Consideration”). Out of the Aggregate Merger Consideration, each holder of preferred stock of Renovacor, par value $0.0001 per share (the “Renovacor Preferred Stock”), will be entitled to receive a number of shares of CHAQ Common Stock equal to the Preferred Per Share Merger Consideration (as defined in the Merger Agreement) with respect to such holder’s shares of Renovacor Preferred Stock. Each holder of common stock of Renovacor, par value $0.0001 per share (the “Renovacor Common Stock”, and together with the Renovacor Preferred Stock, the “Renovacor Capital Stock”) will be entitled to receive a number of shares of CHAQ Common Stock equal to the Common Per Share Merger Consideration (as defined in the Merger Agreement) with respect to such holder’s shares of Renovacor Common Stock.

In addition, each option to purchase shares of Renovacor Common Stock (each, a “Renovacor Option”) outstanding as of immediately prior to the Closing will be converted into an option to purchase a number of shares of CHAQ Common Stock (rounded down to the nearest whole number) equal to the product of the number of shares of Renovacor Common Stock subject to such Renovacor Option and the Common Per Share Merger Consideration (an “Exchanged Option”), which Exchanged Option shall be subject to the same vesting terms applicable to the Renovacor Option as of immediately prior to the Closing.

Holders of Renovacor Capital Stock and Renovacor Options will also have the contingent right to receive up to 2,000,000 shares of CHAQ Common Stock in the aggregate (“Earnout Consideration”) as follows:

●  CHAQ will issue 600,000 shares of the Earnout Consideration, in the aggregate, if at any time during the period beginning on the date of the Closing (the “Closing Date”) and ending on December 31, 2023 (the “First Earnout Period”), the VWAP (as defined in the Merger Agreement) of the CHAQ Common Stock over any twenty (20) Trading Days (as defined in the Merger Agreement) (which may or may not be consecutive) within any thirty (30) consecutive Trading Day period is greater than or equal to $17.50 per share of CHAQ Common Stock (the “First Milestone”).

●  CHAQ will issue an additional 600,000 shares of the Earnout Consideration, in the aggregate, if at any time during the period beginning on the Closing Date and ending on December 31, 2025 (the “Second Earnout Period”), the VWAP of the CHAQ Common Stock over any twenty (20) Trading Days (which may or may not be consecutive) within any thirty (30) consecutive Trading Day period is greater than or equal to $25.00 per share of CHAQ Common Stock (the “Second Milestone”).

●  CHAQ shall issue an additional 800,000 shares of the Earnout Consideration, in the aggregate, if at any time during the period beginning on the Closing Date and ending on December 31, 2027 (the “Third Earnout Period” and together with the First Earnout Period and the Second Earnout Period, each, an “Earnout Period” and collectively, the “Earnout Periods”), the VWAP of the CHAQ Common Stock over any twenty (20) Trading Days (which may or may not be consecutive) within any thirty (30) consecutive Trading Day period is greater than or equal to $35.00 per share of CHAQ Common Stock (the “Third Milestone” and together with the First Milestone and the Second Milestone, the “Earnout Milestones”).

●  Upon the consummation of any Change in Control (as defined in the Merger Agreement) during any Earnout Period, any Earnout Milestone with respect to such Earnout Period that has not yet been achieved shall automatically be deemed to have been achieved regardless of the valuation of the CHAQ Common Stock in such Change in Control transaction and CHAQ will take all actions necessary to provide for the issuance of the shares of CHAQ Common Stock comprising the applicable Earnout Consideration issuable in respect of such Earnout Milestone(s) prior to the consummation of such Change in Control.

Each holder of Renovacor Capital Stock will be entitled to such holder’s aggregate Per Share Earnout Consideration (as defined in the Merger Agreement) in respect of such shares of Renovacor Capital Stock. In addition, at the Closing, holders of Renovacor Options will be issued an Earnout RSU Award (as defined in the Merger Agreement) in respect of such holder’s Renovacor Options, which will entitle such holder to an aggregate number of shares of CHAQ Common Stock equal to the aggregate Per Share Earnout Consideration in respect of the shares of Renovacor Capital Stock underlying such Renovacor Options, if any, subject to the satisfaction of the applicable vesting conditions with respect to the Exchanged Options issued in respect of such Renovacor Options at the Closing. The settlement and payment of the Earnout RSU Awards will occur simultaneously with the issuance of the Per Share Earnout Consideration to holders of Renovacor Capital Stock.

Governance

CHAQ has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the CHAQ board of directors (“CHAQ Board”) shall consist of seven directors: (i) five directors will be designated by Renovacor, four of which will be independent directors in accordance with the rules of the New York Stock Exchange (“NYSE”) and one of which will be Renovacor’s Chief Executive Officer and (ii) two directors will be designated by Chardan Investments 2, LLC (the “Sponsor”) and they shall initially be Jonas Grossman and Gbola Amusa. Additionally, the executive officers of Renovacor will become the executive officers of CHAQ at the Closing.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of CHAQ and Renovacor. In addition, CHAQ has agreed to adopt an equity incentive plan, as described in the Merger Agreement.

Conditions to Each Party’s Obligations

The obligation of CHAQ and Renovacor to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the approval of CHAQ’s stockholders, (ii) the approval of Renovacor’s stockholders and (iii) the preliminary proxy statement to solicit the approval of CHAQ’s stockholders (the “Proxy Statement”) receiving clearance from the SEC.

In addition, the obligation of CHAQ to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of Renovacor being true and correct to the standards applicable to such representations and warranties and each of the covenants of Renovacor having been performed or complied with in all material respect and (ii) no Material Adverse Effect (as defined in the Merger Agreement) having occurred with respect to Renovacor.

The obligation of Renovacor to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of CHAQ and Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of CHAQ having been performed or complied with in all material respects, (ii) the aggregate cash proceeds from CHAQ’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $85,000,000 (after deducting any amounts paid to CHAQ stockholders that exercise their redemption rights in connection with the Business Combination) (the “Minimum Cash Condition”) and (iii) the approval by the NYSE of CHAQ’s listing application in connection with the Business Combination.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of CHAQ and Renovacor, (ii) by CHAQ if the representations and warranties of Renovacor are not true and correct or if Renovacor fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) termination by Renovacor if the representations and warranties of CHAQ are not true and correct or if CHAQ fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either CHAQ or Renovacor if the Business Combination is not consummated by September [22], 2021, (v) by either CHAQ or Renovacor if certain required approvals are not obtained by CHAQ stockholders after the conclusion of a meeting of CHAQ’s stockholders held for such purpose at which such stockholders voted on such approvals (“Special Meeting”), (vi) termination by CHAQ if Renovacor’s stockholders do not deliver to CHAQ a written consent approving the Business Combination within two hours following the execution and delivery of the Merger Agreement, and (vii) termination by Renovacor if a “Triggering Event” (as defined in the Merger Agreement) shall have occurred, which includes any change in or failure to affirm the recommendation of the CHAQ Board, any failure to hold the Special Meeting to obtain the approval of CHAQ’s stockholders, any failure to reject a tender offer relating to CHAQ securities, or any determination by CHAQ that the Minimum Cash Condition is not reasonably likely to be satisfied due to the number of redemptions from the CHAQ trust account by CHAQ stockholders.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Merger Agreement) by either party.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CHAQ does not believe that these schedules contain information that is material to an investment decision.

PIPE Financing (Private Placement)

Concurrently with the execution of the Merger Agreement, CHAQ entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), including the Sponsor, certain holders of Renovacor Capital Stock and other third parties. Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and CHAQ agreed to issue and sell to such investors, immediately following the Closing, an aggregate of 3,000,000 shares of CHAQ Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $30,000,000 (the “PIPE Financing”). A portion of the shares of CHAQ Common Stock to be issued and sold in the PIPE Financing may be issued to certain PIPE Investors in the form of pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of CHAQ Common Stock, at an initial purchase price of $9.99 per share underlying the Pre-Funded Warrants. The Pre-Funded Warrants will be immediately exercisable at an exercise price of $0.01 (subject to a 9.99% beneficial ownership limitation) and will be exercisable indefinitely.

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that CHAQ will grant the investors in the PIPE Financing certain customary registration rights, including a covenant by CHAQ to file a registration statement on Form S-1 registering for resale the shares of CHAQ Common Stock issued pursuant to the Subscription Agreements.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with CHAQ and Renovacor, pursuant to which the Sponsor agreed, among other things, (i) not to redeem any of its shares of CHAQ Common Stock held of record or thereafter acquired prior to the Closing; (ii) to vote at any meeting of the stockholders of CHAQ all such shares of CHAQ Common Stock in favor of the Proposals (as defined in the Merger Agreement), including the issuance of the Aggregate Merger Consideration and the Earnout Consideration pursuant to the Merger Agreement; (iii) to be bound by certain other covenants and agreements related to the Business Combination and (iv) to be bound by certain transfer restrictions with respect to such shares of CHAQ Common Stock prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

In addition, pursuant to the Sponsor Support Agreement, the Sponsor agreed to deposit 500,000 shares of the CHAQ Common Stock beneficially owned by the Sponsor immediately following the Closing (collectively, the “Sponsor Earn-Out Shares”) into escrow and agreed that such shares would vest or otherwise be subject to forfeiture as follows: (i) 150,000 Sponsor Earn-Out Shares would vest upon the satisfaction of the First Milestone; (ii) 150,000 Sponsor Earn-Out Shares would vest upon the satisfaction of the Second Milestone; and (iii) 200,000 of the Sponsor Earn-Out Shares would vest upon the satisfaction of the Third Milestone. Upon a Change in Control during any Earnout Period, the vesting of any remaining Sponsor Earn-Out Shares with respect to such Earnout Period will be accelerated. If any Earnout Milestones are not achieved during the applicable Earnout Period (and a Change in Control does not take place during such Earnout Period), the applicable portion of the Sponsor Earn-Out Shares will be forfeited to CHAQ for cancellation.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

CHAQ Stockholder Support Agreement

Concurrently with the execution of the Merger Agreement, certain CHAQ stockholders (other than the Sponsor) entered into Stockholder Support Agreements (the “Stockholder Support Agreements”) with CHAQ and Renovacor, pursuant to which such CHAQ stockholders agreed, among other things, (i) not to redeem any of their respective shares of CHAQ Common Stock held of record or thereafter acquired prior to the Closing; (ii) to vote at any meeting of the stockholders of CHAQ all of such shares of CHAQ Common Stock in favor of the Proposals, including the issuance of the Aggregate Merger Consideration and the Earnout Consideration pursuant to the Merger Agreement, (iii) to appoint Jonas Grossman and Guy Barudin as their true and lawful proxies with respect to the voting of their shares of CHAQ Common Stock in connection with the transactions, (iv) to be bound by certain other covenants and agreements related to the Business Combination and (v) to be bound by certain transfer restrictions with respect to such shares of CHAQ Common Stock, prior to the Closing, in each case, on the terms and subject to the conditions set forth in the CHAQ Stockholder Support Agreements.

The foregoing description of the Stockholder Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Stockholder Support Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Lock-Ups

Holders of Renovacor Capital Stock immediately prior to the Closing will be subject to post-closing lock-ups with respect to their shares of CHAQ Common Stock issued as part of the Aggregate Merger Consideration for six months following the Closing, subject to customary exceptions.

Registration Rights Agreement

At the closing of the Business Combination, Renovacor, the Sponsor and certain stockholders of Renovacor will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, CHAQ will file a registration statement on Form S-1 registering for resale the shares of CHAQ Common Stock issued pursuant to the Merger Agreement or held by the Sponsor as of the Closing. In addition, the parties thereto will be granted certain customary registration rights with respect to shares of CHAQ Common Stock.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of CHAQ Common Stock to be issued, offered and sold in connection with the Business Combination and the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure.

On March 22, 2021, CHAQ and Renovacor issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that CHAQ and Renovacor have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of March 22, 2021, by and among Chardan Healthcare Acquisition 2 Corp., CHAQ2 Merger Sub, Inc., and Renovacor, Inc.

10.1	Form of Subscription Agreement.

10.2	Sponsor Support Agreement, dated as of March 22, 2021, by and among Chardan Healthcare Acquisition 2 Corp., Chardan Investments 2, LLC and Renovacor, Inc.

10.3	Form of Stockholder Support Agreement.

10.4	Form of Registration Rights Agreement.

99.1	Press Release, dated March 22, 2021.

99.2	Investor Presentation dated March 2021.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2021

CHARDAN HEALTHCARE ACQUISITION 2 CORP.

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	Chief Executive Officer